UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

       Nevada                     000-50028                    46-0484987
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                         Identification No.)
   incorporation)

                               WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

      Nevada                     333-98369                     88-0494878
 (State or other          (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                          Identification No.)
  incorporation)

                3131 Las Vegas Boulevard South
                       Las Vegas, Nevada                                89109
  (Address of principal executive offices of each registrant)         (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01.        Changes in Registrant's Certifying Accountant.

         On May 15, 2006, the Audit Committee (the "Audit Committee") of the Board of Directors of Wynn Resorts, Limited ("WRL") dismissed Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm for WRL and Wynn Las Vegas, LLC ("WLV" and, together with WRL, "Registrants").

         On May 18, 2006, the Audit Committee engaged Ernst & Young LLP ("EY") as the Registrants' independent registered public accounting firm. The decision to engage EY was made by the Audit Committee in light of WRL's impending commencement of operations in Macau, SAR, People's Republic of China, and the relative strength of EY's commitment to its Asia-based gaming practice.

         The reports of D&T on the consolidated financial statements of WRL and WLV for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles; however, each of D&T's reports, dated March 15, 2006, on the consolidated financial statements of WRL and WLV expressed an unqualified opinion and included an explanatory paragraph relating to the restatement of the 2004 and 2003 consolidated financial statements to eliminate the application of hedge accounting. The reports of D&T on management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting for WRL as of December 31, 2005 contained no adverse opinion or disclaimer of opinion except as explained in the fifth paragraph of this report.

         During the Registrants' fiscal years ended December 31, 2004 and 2005, and through May 15, 2006, the Registrants did not have any disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report, except as follows:

              (1) In connection with D&T's audit of the Registrants' annual consolidated financial statements for the year ended December 31, 2005, D&T advised the Registrants that it believed that the application of hedge accounting, as defined in Statement of Financial Accounting Standards No. 133, "Accounting for Derivatives and Hedging Activities" ("SFAS 133") to the Registrants' interest rate swap arrangements entered into between May 2003 and October 2005, was not appropriate; a determination with which the Registrants did not initially agree. In response, the Registrants re-evaluated the hedge documentation relating to its interest rate swaps entered into during 2003, 2004 and 2005 and concluded that they needed to eliminate hedge accounting. As a result of this conclusion, the Registrants restated their 2003 and 2004 audited financial statements. The Audit Committee did discuss the issue with D&T. The Registrants have authorized D&T to respond fully to the inquiries of EY concerning the subject matter of this disagreement.

              (2) In connection with D&T's audit of the Registrants' annual consolidated financial statements for the year ended December 31, 2005, D&T advised the Registrants that it believed that using an amortizable life for certain specifically identified show production costs based upon their contractual cost recovery as opposed to the estimated life of the show was not appropriate, with which the Registrants did not initially agree. However, after discussion with D&T, the Registrants concluded that the show costs should be amortized over the estimated life of the show. The Audit Committee did discuss the issue with D&T. The Registrants have authorized D&T to respond fully to the inquiries of EY concerning the subject matter of this disagreement.

         During the Registrants' fiscal years ended December 31, 2004 and 2005 and through May 15, 2006, there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the "Commission"), except that, D&T's report, dated March 15, 2006, on WRL's internal controls over financial reporting expresses an adverse opinion on the effectiveness of the Company's internal control over financial reporting because of a material weakness in WRL's controls over the formal designation, documentation and the continual evaluation and assessment of its derivative instruments which were not adequately designed to determine that derivative instruments were properly accounted for in accordance with Statement of Financial Accounting Standards No. 133 Accounting for Derivative Instruments and Hedging Activities. The Audit Committee discussed the subject matter of this material weakness with D&T. WRL has authorized D&T to respond fully to the inquiries of EY concerning the subject matter of this material weakness.

         The Registrants provided D&T with a copy of this report prior to its filing with the Commission, and requested that D&T furnish the Registrants with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrants in response to this item and, if not, stating the respects in which it does not agree. A copy of the letter, dated May 18, 2006, furnished by D&T in response to that request is filed as Exhibit 16.1 to this report.

         The Audit Committee engaged EY on May 18, 2006. The Registrants had not previously consulted EY regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits.

       (d) Exhibits.

Exhibit No.     Description
-----------     -----------

16.1 Letter, dated May 18, 2006, from Deloitte & Touche LLP to the Securities and Exchange Commission.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2006

                                             WYNN RESORTS, LIMITED



                                             By:    /s/ John Strzemp
                                                   -----------------------------
                                                   John Strzemp
                                                   Chief Financial Officer

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2006

                              WYNN LAS VEGAS, LLC

                              By:   Wynn Resorts Holdings, LLC, its sole member

                              By:   Wynn Resorts, Limited, its sole member



                              By:    /s/ John Strzemp
                                    -----------------------------
                                    John Strzemp
                                    Chief Financial Officer